united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

RESQ Dynamic Allocation Fund
RQEAX
RQECX
RQEIX

RESQ Strategic Income Fund
RQIAX
RQICX
RQIIX

1-877-940-2526

www.RESQFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

ResQ Funds

ResQ Dynamic Allocation Fund RQEAX

Performance: One year through 9/30/2017: 7.72%. With maximum sales charge: 1.57%

ResQ Strategic Income Fund RQIAX

Performance: One year through 9/30/2017: 3.21%. With maximum sales charge: -1.72%

Dear Shareholders:

Whether you want to call it the Trump Trade or a global reflation, the stock markets have been on a tear since the election. Going into the end of 2016, S&P 500 (the broadest measure of US Stocks) earnings had been weak and were not aligned with a market that was trading near its highs. There were five consecutive quarters of negative year-over-year earnings growth. All that changed, when Q1 2017 earnings rolled out and produced a growth rate over 8%. This uptick in earnings helped send stocks to new highs and set the tone for a strong year. It wasn’t until March 21, 2017 that the S&P 500 saw its first correction over 1%.

This year has been interesting, as there has been little volatility. In any given year, there is a 91% chance that the market will correct at least 5% and a 54% chance there will be at least a 10% correction. However, it has been over 300 trading days since the S&P 500 corrected 5%, making it only the sixth time since 1950 that the market has gone more than a year without such a correction. Despite the low volatility, our models have been active this year. Although the S&P 500 has only seen an intra-year correction of 2.8% thus far, there has been a lot of leadership rotation under the surface. The indexes have been able to hold up by essentially passing the baton from one sector to the next. The strength in the overall markets has been beneficial for our funds. With a more significantly trending market, our more robust quant model and a governor on the “V” shape declines, we have seen strong performance post Brexit in both funds. The models have been very responsive, so we are pleased with how things have progressed coming out of very difficult years in 2015 and 2016.

The market has been resilient this year despite many adverse factors. North Korea managed to test Intercontinental Ballistic Missiles over Japan and successfully tested a hydrogen bomb. The likelihood of President Trump getting his agenda through Congress took some major hits due to the gridlock in Washington. We also had two Category 4 hurricanes hit the US mainland for the first time in recent history. In addition, the Federal Reserve (Fed) has been raising interest rates and announced their plans to begin shrinking their balance sheet, yet the market continued to move higher and higher.

The Federal Reserveis currently sitting on about a $4.5 trillion balance sheet , of which most was acquired during the Quantitative Easing experiment. As the balance sheet begins to shrink, we feel this could create a headwind for stocks towards the middle of 2018. The Fed has tried to be as transparent as possible with their plans, so there are not any surprises (i.e., taper tantrum 2013). The Fed began shrinking their balance sheet by about $10 billion in October and will ramp up from there. Due to this gradual rise, we feel stocks still have room to move higher, but eventually this may have a negative effect on the markets. The global central banks are also likely to begin tapering, as their economies have strengthened. Fed Chairwoman Janet Yellen’s term will be up at the beginning of February. It is possible a new Fed Chair will be appointed, which could present new challenges. Will they aggressively raise interest rates? Will they implement new policy? These are all questions the market will be faced with in the coming months that could move stocks.

Going into 2018, we have our antennas up. This bull market is aging and we are seeing leadership from late cycle sectors. Our models are pointing to higher prices and we will let them sniff out any weakness that may develop. If we see a correction in the markets, we feel confident that the models should be able to react and attempt to protect capital as much as possible. On the bright side, there is always a bull market somewhere. We cherish the opportunity to find it.

Thank you,

The Team at ResQ Funds

S&P 500

The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Brexit

Brexit is the informal term for the United Kingdom’s planned withdrawal from the European Union (EU) following an advisory referendum held in June 2016, in which 52% of votes were cast in favor of leaving the EU.

5841-NLD-11/06/2017

RESQ Dynamic Allocation Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

	Annualized	Annualized	Annualized	Annualized
	One Year	Three Year	Since Inception (a)	Since Inception (b)
RESQ Dynamic Allocation Fund - Class A	7.72%	(2.61)%	(1.03)%	N/A
RESQ Dynamic Allocation Fund - Class A with Load	1.57%	(4.52)%	(2.56)%	N/A
RESQ Dynamic Allocation Fund - Class C	7.08%	N/A	N/A	(2.36)%
RESQ Dynamic Allocation Fund - Class I	8.23%	(2.24)%	(0.61)%	N/A
S&P 500 Total Return Index (c)	18.61%	10.81%	11.32%	12.64%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2017 are 2.81%, 3.41% and 2.41% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2017

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Equity	94.9%
Exchange Traded Note	2.0%
Exchange Traded Funds - Commodity	1.9%
Other Assets Less Liabilities	1.2%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

RESQ Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

	Annualized	Annualized	Annualized	Annualized
	One Year	Three Year	Since Inception (a)	Since Inception (b)
RESQ Strategic Income Fund - Class A	3.21%	(0.72)%	0.66%	N/A
RESQ Strategic Income Fund - Class A with Load	(1.72)%	(2.32)%	(0.63)%	N/A
RESQ Strategic Income Fund - Class C	2.59%	N/A	N/A	(1.38)%
RESQ Strategic Income Fund - Class I	3.71%	(0.30)%	1.04%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (c)	0.07%	2.71%	3.16%	2.26%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2017 are 2.92%, 3.52% and 2.52% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2017

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Debt	68.8%
Exchange Traded Funds - Equity	22.8%
Exchange Traded Funds - Asset Allocation	6.0%
Exchange Traded Funds - Commodity	1.1%
Other Assets Less Liabilities	1.3%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

RESQ Dynamic Allocation Fund

PORTFOLIO OF INVESTMENTS

September 30, 2017

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 96.8%
	COMMODITY FUNDS - 1.9%
26,000	PowerShares Optimum Yield Diversified Commodity No K-1 Portfolio	$438,100
62,000	United States Natural Gas Fund LP *	407,340
		845,440
	EQUITY FUNDS - 94.9%
17,300	Consumer Discretionary Select Sector SPDR Fund	1,558,384
38,000	Consumer Staples Select Sector SPDR Fund	2,051,240
51,000	Financial Select Sector SPDR Fund	1,318,860
6,400	Health Care Select Sector SPDR Fund	523,072
22,500	Industrial Select Sector SPDR Fund	1,597,500
1,600	iShares MSCI Australia ETF	35,904
14,300	iShares MSCI Canada ETF	413,842
3,500	iShares MSCI Denmark Capped ETF	237,685
64,700	iShares MSCI Emerging Markets ETF	2,899,207
15,200	iShares MSCI France ETF	469,680
19,500	iShares MSCI Germany ETF	632,385
53,400	iShares MSCI Hong Kong ETF	1,318,446
22,600	iShares MSCI Japan ETF	1,259,046
29,700	iShares MSCI Singapore Capped ETF	725,571
11,500	iShares MSCI Sweden Capped ETF	412,620
22,800	iShares MSCI Switzerland Capped ETF	798,684
2,700	iShares MSCI Taiwan Capped ETF	97,470
26,000	iShares MSCI United Kingdom ETF	906,100
1,300	iShares Nasdaq Biotechnology ETF	433,667
3,000	iShares Russell 2000 ETF	444,540
84,700	iShares U.S. Home Construction ETF	3,094,938
12,000	Materials Select Sector SPDR Fund	681,600
23,100	PowerShares QQQ Trust Series 1	3,359,895
60,000	Real Estate Select Sector SPDR Fund	1,934,400
45,400	SPDR S&P Semiconductor ETF	2,976,878
14,950	SPDR S&P500 ETF Trust	3,755,889
49,600	Technology Select Sector SPDR Fund	2,931,360
29,700	Vanguard Consumer Staples ETF	4,115,232
		40,984,095
	TOTAL EXCHANGE TRADED FUNDS (Cost - $40,836,707)	41,829,535

	EXCHANGE TRADED NOTE - 2.0%
21,775	iPath S&P 500 VIX Short-Term Futures ETN *	853,362
	TOTAL EXCHANGE TRADED NOTE (Cost - $1,038,731)

	TOTAL INVESTMENTS - 98.8% (Cost - $41,875,438)	$42,682,897
	OTHER ASSETS LESS LIABILITIES - 1.2%	523,910
	NET ASSETS - 100.0%	$43,206,807

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

RESQ Strategic Income Fund

PORTFOLIO OF INVESTMENTS

September 30, 2017

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 98.7%
	ASSET ALLOCATION FUND - 6.0%
50,000	SPDR Bloomberg Barclays Convertible Securities ETF	$2,553,500

	COMMODITY FUNDS - 1.1%
30,000	iShares Silver Trust	472,200

	DEBT FUNDS - 68.8%
11,400	iShares Core U.S. Aggregate Bond ETF	1,249,326
25,000	iShares JP Morgan USD Emerging Markets Bond ETF	2,910,500
140,350	iShares US Preferred Stock ETF	5,446,983
147,600	PowerShares Financial Preferred Portfolio	2,799,972
482,700	PowerShares Preferred Portfolio	7,254,981
235,600	PowerShares Senior Loan Portfolio	5,456,496
178,600	ProShares Short 20+ Year Treasury	4,002,426
		29,120,684
	EQUITY FUNDS - 22.8%
89,300	Global X Silver Miners ETF	2,946,007
5,000	iShares Select Dividend ETF	468,250
45,100	iShares U.S. Energy ETF	1,688,093
108,900	VanEck Vectors Gold Miners ETF	2,500,344
21,600	Vanguard Dividend Appreciation ETF	2,047,464
		9,650,158

	TOTAL EXCHANGE TRADED FUNDS (Cost - $41,928,021)	41,796,542

	TOTAL INVESTMENTS - 98.7% (Cost - $41,928,021)	$41,796,542
	OTHER ASSETS LESS LIABILITIES - 1.3%	563,510
	NET ASSETS - 100.0%	$42,360,052

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

USD - United States Dollar

RESQ Funds

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	RESQ Dynamic	RESQ Strategic
	Allocation Fund	Income Fund
ASSETS
Investment securities:
At cost	$41,875,438	$41,928,021
At value	$42,682,897	$41,796,542
Cash and cash equivalents	568,230	2,010,730
Receivable for securities sold	—	4,053,347
Dividends and interest receivable	26,215	1,451
Prepaid expenses and other assets	49,140	51,698
TOTAL ASSETS	43,326,482	47,913,768

LIABILITIES
Investment advisory fees payable	44,893	44,427
Payable for Fund shares redeemed	30,117	507
Payable for investments purchased	—	5,464,550
Distribution (12b-1) fees payable	14,137	13,958
Payable to related parties	11,893	12,106
Accrued audit fees	16,028	15,943
Accrued expenses and other liabilities	2,607	2,225
TOTAL LIABILITIES	119,675	5,553,716
NET ASSETS	$43,206,807	$42,360,052

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$48,346,804	$45,118,633
Undistributed net investment loss	(382,737)	—
Accumulated net realized loss from security transactions	(5,564,719)	(2,627,102)
Net unrealized appreciation (depreciation) on investments	807,459	(131,479)
NET ASSETS	$43,206,807	$42,360,052

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$42,245,600	$42,133,931
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	4,659,198	4,376,212
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (a)	$9.07	$9.63
Maximum Offering Price Per Share (b)	$9.62	$10.11

Class C Shares :
Net Assets	$399,930	$69,804
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	44,822	7,329
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$8.92	$9.52

Class I Shares :
Net Assets	$561,277	$156,317
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	60,933	16,182
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.21	$9.66

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	There is a maximum front-end sales charge (load) of 5.75% and 4.75% imposed on purchases of Class A shares of the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

See accompanying notes to financial statements.

RESQ Funds

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	RESQ Dynamic	RESQ Strategic
	Allocation Fund	Income Fund
INVESTMENT INCOME
Dividends	$653,144	$1,137,343
Interest	15,643	14,321
TOTAL INVESTMENT INCOME	668,787	1,151,664

EXPENSES
Investment advisory fees	630,985	609,152
Distribution (12b-1) fees:
Class A	166,674	165,942
Class C	5,014	1,130
Registration fees	55,027	55,027
Transfer agent fees	42,104	42,604
Administrative services fees	41,313	41,120
Accounting services fees	33,852	33,702
Audit fees	15,994	15,994
Trustees fees and expenses	13,506	13,506
Compliance officer fees	12,184	12,002
Legal fees	11,999	11,999
Printing and postage expenses	7,994	7,494
Other expenses	5,998	2,748
Custodian fees	5,894	5,496
Insurance expense	1,747	1,747
TOTAL EXPENSES	1,050,285	1,019,663

Fees waived/reimbursed by the Advisor	(30,118)	(33,409)

NET EXPENSES	1,020,167	986,254

NET INVESTMENT INCOME (LOSS)	(351,380)	165,410

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,629,372	1,836,667
Net change in unrealized appreciation (depreciation) on investments	937,876	(694,987)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,567,248	1,141,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,215,868	$1,307,090

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(351,380)	$(652,779)
Net realized gain (loss) on investments	2,629,372	(1,329,215)
Net change in unrealized appreciation on investments	937,876	340,269
Net increase (decrease) in net assets resulting from operations	3,215,868	(1,641,725)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,937,498	8,037,678
Class C	24,868	64,620
Class I	201,497	1,215,118
Redemption fee proceeds:
Class A	1,017	618
Class C	9	8
Class I	—	66
Payments for shares redeemed:
Class A	(5,024,439)	(7,552,192)
Class C	(331,471)	(1,045,172)
Class I	(2,715,547)	(3,869,471)
Net decrease in net assets from shares of beneficial interest	(4,906,568)	(3,148,727)

TOTAL DECREASE IN NET ASSETS	(1,690,700)	(4,790,452)

NET ASSETS
Beginning of Year	44,897,507	49,687,959
End of Year*	$43,206,807	$44,897,507
* Includes undistributed net investment loss of:	$(382,737)	$(512,141)

SHARE ACTIVITY
Class A:
Shares Sold	342,227	934,222
Shares Redeemed	(578,638)	(903,017)
Net increase (decrease) in shares of beneficial interest outstanding	(236,411)	31,205

Class C:
Shares Sold	2,895	7,468
Shares Redeemed	(38,668)	(127,167)
Net decrease in shares of beneficial interest outstanding	(35,773)	(119,699)

Class I:
Shares Sold	23,282	143,208
Shares Redeemed	(315,213)	(457,860)
Net decrease in shares of beneficial interest outstanding	(291,931)	(314,652)

See accompanying notes to financial statements.

RESQ Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income (loss)	$165,410	$(96,162)
Net realized gain (loss) on investments	1,836,667	(1,973,360)
Net change in unrealized appreciation (depreciation) on investments	(694,987)	899,710
Net increase (decrease) in net assets resulting from operations	1,307,090	(1,169,812)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(48,743)	—
Class I	(610)	—
From return of capital:
Class A	(132,012)	(34,719)
Class I	(1,095)	(4,360)
Total distributions to shareholders	(182,460)	(39,079)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,627,040	4,723,964
Class C	—	1,500
Class I	47,045	1,179,484
Net asset value of shares issued in reinvestment of distributions:
Class A	179,847	34,544
Class I	1,689	4,175
Redemption fee proceeds:
Class A	40	881
Class C	—	5
Class I	—	29
Payments for shares redeemed:
Class A	(4,526,286)	(5,653,173)
Class C	(116,062)	(904,104)
Class I	(1,557,505)	(2,890,240)
Net decrease in net assets from shares of beneficial interest	(1,344,192)	(3,502,935)

TOTAL DECREASE IN NET ASSETS	(219,562)	(4,711,826)

NET ASSETS
Beginning of Year	42,579,614	47,291,440
End of Year*	$42,360,052	$42,579,614
* Includes undistributed net investment loss of:	$—	$(109,066)

SHARE ACTIVITY
Class A:
Shares Sold	491,030	493,300
Shares Reinvested	18,884	3,743
Shares Redeemed	(481,313)	(599,944)
Net increase (decrease) in shares of beneficial interest outstanding	28,601	(102,901)

Class C:
Shares Sold	—	158
Shares Redeemed	(12,602)	(97,550)
Net decrease in shares of beneficial interest outstanding	(12,602)	(97,392)

Class I:
Shares Sold	5,085	125,182
Shares Reinvested	177	452
Shares Redeemed	(167,406)	(304,584)
Net decrease in shares of beneficial interest outstanding	(162,144)	(178,950)

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014 (1)
Net asset value, beginning of period	$8.42	$8.66		$10.41	$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)	(0.12)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.72	(0.12	) (3)	(1.10)	0.45
Total from investment operations	0.65	(0.24)		(1.14)	0.41
Paid-in-capital from redemption fees (2,4)	0.00	0.00		0.00	0.00
Less distributions from:
Net investment income	—	—		—	(0.00	) (4)
Net realized gains	—	—		(0.61)	—
Total distributions	—	—		(0.61)	(0.00	) (4)
Net asset value, end of period	$9.07	$8.42		$8.66	$10.41
Total return (5)	7.72%	(2.77)%		(11.79)%	4.11	% (6)
Net assets, at end of period (000s)	$42,246	$41,222		$42,137	$44,121
Ratio of gross expenses to average net assets (7)	2.42%	2.52%		2.60%	2.76	% (8)
Ratio of net expenses to average net assets (7)	2.35%	2.35%		2.35%	2.35	% (8)
Ratio of net investment loss before waiver to average net assets (9)	(0.89)%	(1.61)%		(0.60)%	(0.95	)% (8)
Ratio of net investment loss to average net assets (9)	(0.82)%	(1.44)%		(0.35)%	(0.54	)% (8)
Portfolio Turnover Rate	1060%	907%		683%	376	% (6)

(1)	The RESQ Dynamic Allocation Fund Class A shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Amount is less than $0.01.

(5)	Total return assumes reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	September 30, 2017	September 30, 2016		September 30, 2015 (1)
Net asset value, beginning of period	$8.33	$8.63		$10.15
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.17)		(0.09)
Net realized and unrealized gain (loss) on investments	0.71	(0.13	) (3)	(0.82)
Total from investment operations	0.59	(0.30)		(0.91)
Paid-in-capital from redemption fees (2,4)	0.00	0.00		0.00
Less distributions from:
Net realized gains	—	—		(0.61)
Total distributions	—	—		(0.61)
Net asset value, end of period	$8.92	$8.33		$8.63
Total return (5)	7.08%	(3.48)%		(9.84	)% (6)
Net assets, at end of period (000s)	$400	$672		$1,728
Ratio of gross expenses to average net assets (7)	3.02%	3.12%		3.20	% (8)
Ratio of net expenses to average net assets (7)	2.95%	2.95%		2.95	% (8)
Ratio of net investment loss before waiver to average net assets (9)	(1.42)%	(2.19)%		(1.19	)% (8)
Ratio of net investment loss to average net assets (9)	(1.35)%	(2.03)%		(0.94	)% (8)
Portfolio Turnover Rate	1060%	907%		683	% (6)

(1)	The RESQ Dynamic Allocation Fund Class C shares commenced operations on October 17, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Amount is less than $0.01.

(5)	Total return assumes reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$8.51	$8.72		$10.45		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)	(0.09)		0.00	(3)	0.00	(3)
Net realized and unrealized gain (loss) on investments	0.73	(0.12	) (4)	(1.12)		0.46
Total from investment operations	0.70	(0.21)		(1.12)		0.46
Paid-in-capital from redemption fees (2)	—	0.00	(3)	0.00	(3)	—
Less distributions from:
Net investment income	—	—		—		(0.01)
Net realized gains	—	—		(0.61)		—
Total distributions	—	—		(0.61)		(0.01)
Net asset value, end of period	$9.21	$8.51		$8.72		$10.45
Total return (5)	8.23%	(2.41)%		(11.54)%		4.58	% (6)
Net assets, at end of period (000s)	$561	$3,004		$5,823		$1,582
Ratio of gross expenses to average net assets (7)	2.02%	2.12%		2.20	% (8)	2.36	% (9)
Ratio of net expenses to average net assets (7)	1.95%	1.95%		1.95%		1.95	% (9)
Ratio of net investment loss before waiver to average net assets (8)	(0.42)%	(1.24)%		(0.25)%		(0.35	)% (9)
Ratio of net investment income (loss) to average net assets (8)	(0.35)%	(1.06)%		0.00%		0.06	% (9)
Portfolio Turnover Rate	1060%	907%		683%		376	% (6)

(1)	The RESQ Dynamic Allocation Fund Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Total return assumes reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Annualized.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$9.37	$9.60	$10.39		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	(0.02)	0.11		0.05
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	(0.39)		0.43
Total from investment operations	0.30	(0.22)	(0.28)		0.48
Paid-in-capital from redemption fees (2,3)	0.00	0.00	0.00		0.00
Less distributions from:
Net investment income	(0.01)	—	(0.14)		(0.09)
Net realized gains	—	—	(0.37)		—
Return of capital	(0.03)	(0.01)	(0.00	) (3)	—
Total distributions	(0.04)	(0.01)	(0.51)		(0.09)
Net asset value, end of period	$9.63	$9.37	$9.60		$10.39
Total return (4)	3.21%	(2.32)%	(2.94)%		4.76	% (5)
Net assets, at end of period (000s)	$42,134	$40,721	$42,740		$40,633
Ratio of gross expenses to average net assets (6)	2.43%	2.52%	2.62%		2.81	% (7)
Ratio of net expenses to average net assets (6)	2.35%	2.35%	2.35%		2.35	% (7)
Ratio of net investment income (loss) before waiver to average net assets (8)	0.33%	(0.39)%	0.86%		0.19	% (7)
Ratio of net investment income (loss) to average net assets (8)	0.41%	(0.23)%	1.13%		0.65	% (7)
Portfolio Turnover Rate	935%	1013%	617%		325	% (5)

(1)	The RESQ Strategic Income Fund’s Class A shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	September 30, 2017		September 30, 2016	September 30, 2015 (1)
Net asset value, beginning of period	$9.28		$9.57	$10.41
Activity from investment operations:
Net investment loss (2)	(0.02	) (3)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.26		(0.21)	(0.26)
Total from investment operations	0.24		(0.29)	(0.34)
Paid-in-capital from redemption fees (2)	—		0.00 (4)	0.00	(4)
Less distributions from:
Net investment income	—		—	(0.13)
Net realized gains	—		—	(0.37)
Return of capital	—		—	(0.00	) (4)
Total distributions	—		—	(0.50)
Net asset value, end of period	$9.52		$9.28	$9.57
Total return (5)	2.59%		(3.03)%	(3.52	)% (6)
Net assets, at end of period (000s)	$70		$185	$1,122
Ratio of gross expenses to average net assets (7)	3.03%		3.12%	3.22	% (8)
Ratio of net expenses to average net assets (7)	2.95%		2.95%	2.95	% (8)
Ratio of net investment loss waiver to average net assets (9)	(0.31)%		(0.94)%	(1.05	)% (8)
Ratio of net investment loss to average net assets (9)	(0.23)%		(0.78)%	(0.78	)% (8)
Portfolio Turnover Rate	935%		1013%	617	% (6)

(1)	The RESQ Strategic Income Fund’s Class C shares commenced operations on October 17, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Amount is less than $0.01.

(5)	Total return assumes reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$9.39	$9.60	$10.38		$10.00
Activity from investment operations:
Net investment income (2)	0.08	0.01	0.09		0.13
Net realized and unrealized gain (loss) on investments	0.27	(0.20)	(0.33)		0.36
Total from investment operations	0.35	(0.19)	(0.24)		0.49
Paid-in-capital from redemption fees (2)	—	0.00 (3)	0.00	(3)	—
Less distributions from:
Net investment income	(0.02)	—	(0.17)		(0.11)
Net realized gains	—	—	(0.37)		—
Return of capital	(0.06)	(0.02)	(0.00	) (3)	—
Total distributions	(0.08)	(0.02)	(0.54)		(0.11)
Net asset value, end of period	$9.66	$9.39	$9.60		$10.38
Total return (4)	3.71%	(1.98)%	(2.51)%		4.94	% (5)
Net assets, at end of period (000s)	$156	$1,674	$3,429		$821
Ratio of gross expenses to average net assets (6)	2.03%	2.12%	2.22%		2.41	% (7)
Ratio of net expenses to average net assets (6)	1.95%	1.95%	1.95%		1.95	% (7)
Ratio of net investment income (loss) before waiver to average net assets (8)	0.78%	(0.01)%	0.66%		1.19	% (7)
Ratio of net investment income to average net assets (8)	0.86%	0.16%	0.93%		1.65	% (7)
Portfolio Turnover Rate	935%	1013%	617%		325	% (5)

(1)	The RESQ Strategic Income Fund’s Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the RESQ Dynamic Allocation Fund is to seek long term capital appreciation with capital preservation as a secondary objective. The investment objective of the RESQ Strategic Income Fund is to seek income with an emphasis on total return and capital preservation as a secondary objective.

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Class A and Class I Shares of each Fund commenced operations on December 20, 2013. Class C shares of each Fund commenced operations on October 17, 2014. RESQ Dynamic Allocation Fund Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. RESQ Strategic Income Fund Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares for the Funds are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for each Fund’s investments measured at fair value:

RESQ Dynamic Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$41,829,535	$—	$—	$41,829,535
Exchange Traded Note	853,362	—	—	853,362
Total	$42,682,897	$—	$—	$42,682,897

RESQ Strategic Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$41,796,542	$—	$—	$41,796,542
Total	$41,796,542	$—	$—	$41,796,542

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is each Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for classification by asset type.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

RESQ Investment Partners, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.45% for each of the RESQ Dynamic Allocation Fund’s and RESQ Strategic Income Fund’s average daily net assets. For the year ended September 30, 2017, the Advisor earned advisory fees of $630,985 and $609,152 for the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses until at least January 31, 2018 to the extent necessary so that the total operating expenses incurred by a Fund exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.35%, 2.95% and 1.95% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended September 30, 2017, the Advisor waived fees pursuant to the Waiver Agreement in the amount of $30,118 and $33,409 for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation then in effect or in effect at time of waiver. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. As of September 30, 2017, the total amount of expense reimbursement subject to recapture for the RESQ Dynamic Allocation Fund is $227,503, of which $135,255 will expire on September 30, 2018, $62,130 will expire on September 30, 2019 and $30,118 will expire on September 30, 2020. As of September 30, 2017, the total amount of expense reimbursement subject to recapture for the RESQ Strategic Income Fund is $231,718, of which $141,470 will expire on September 30, 2018, $56,839 will expire on September 30, 2019 and $33,409 will expire on September 30, 2020.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares, as amended (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plans, the Funds may each pay 0.40% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2017, RESQ Dynamic Allocation Fund incurred distribution fees of $166,674 and $5,014 for Class A and Class C shares, respectively. For the year ended September 30, 2017, the RESQ Strategic Income Fund incurred distribution fees of $165,942 and $1,130 for Class A and Class C shares, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended September 30, 2017, the Distributor did not receive any underwriting commissions for sales of RESQ Dynamic Allocation Fund’s Class A shares. During the year ended September 30, 2017, the Distributor did not receive any underwriting commissions for sales of RESQ Strategic Income Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the applicable Fund. For the year ended September 30, 2017, the RESQ Dynamic Allocation Fund assessed $1,017, $9 and $0 in redemption fees for Class A, Class C and Class I shares, respectively. For the year ended September 30, 2017, the RESQ Strategic Income Fund assessed $40, $0 and $0 in redemption fees for Class A, Class C and Class I shares, respectively.

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $408,348,354 and $408,671,439, respectively, for the RESQ Dynamic Allocation Fund, and $356,212,584 and $355,632,001, respectively, for RESQ Strategic Income Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2017, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Dynamic Allocation	$41,993,461	$1,221,636	$(532,200)	$689,436
Stategic Income	41,933,480	137,312	(274,250)	(136,938)

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

For fiscal year ended	Ordinary	Return of
9/30/2017	Income	Capital	Total
RESQ Strategic Income Fund	$49,353	$133,107	$182,460

For fiscal year ended	Ordinary	Return of
9/30/2016	Income	Capital	Total
RESQ Strategic Income Fund	$—	$39,079	$39,079

The RESQ Dynamic Allocation Fund did not pay any distributions for the fiscal years ended September 30, 2017 and September 30, 2016.

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Post October Loss	Capital Loss	Unrealized	Total
	and	Carry	Appreciation/	Accumulated
	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficit)
RESQ Dynamic Allocation Fund	$(382,737)	$(5,446,696)	$689,436	$(5,139,997)
RESQ Strategic Income Fund	—	(2,621,643)	(136,938)	(2,758,581)

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Losses
RESQ Dynamic Allocation Fund	$382,737
RESQ Strategic Income Fund	—

At September 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring
	Non-Expiring	Long-		CLCF
	Short-Term	Term	Total	Utilized
RESQ Dynamic Allocation Fund	$5,446,696	$—	$5,446,696	$392,740
RESQ Strategic Income Fund	2,621,643	—	2,621,643	—

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, and adjustments for partnerships and grantor trusts, resulted in reclassifications for the fiscal year ended September 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
RESQ Dynamic Allocation Fund	$(490,834)	$480,784	$10,050
RESQ Strategic Income Fund	—	(6,991)	6,991

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
Charles Schwab & Co.	RESQ Dynamic Allocation Fund	58.29%
NFS LLC	RESQ Dynamic Allocation Fund	40.72%
Charles Schwab & Co.	RESQ Strategic Income Fund	56.20%
NFS LLC	RESQ Strategic Income Fund	43.32%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund and

Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

RESQ Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire year from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RESQ Dynamic Allocation Fund

						Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/17	9/30/17	Period (a)	4/1/17	9/30/17	Period (a)
Class A	2.35%	$1,000.00	$1,035.40	$11.99	$1,000.00	$1,013.29	$11.86
Class C	2.95%	$1,000.00	$1,031.20	$15.02	$1,000.00	$1,010.28	$14.87
Class I	1.95%	$1,000.00	$1,037.20	$9.96	$1,000.00	$1,015.29	$9.85

RESQ Strategic Income Fund

						Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/17	9/30/17	Period (a)	4/1/17	9/30/17	Period (a)
Class A	2.35%	$1,000.00	$1,019.60	$11.90	$1,000.00	$1,013.29	$11.86
Class C	2.95%	$1,000.00	$1,016.00	$14.91	$1,000.00	$1,010.28	$14.87
Class I	1.95%	$1,000.00	$1,021.60	$9.88	$1,000.00	$1,015.29	$9.85

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Renewal of Advisory Agreement – RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund*

In connection with a meeting held on November 29 and 30, 2016, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between RESQ Investment Partners, LLC (the “Adviser”) and the Trust, with respect to the RESQ Dynamic Allocation Fund (“RESQ DA”) and RESQ Strategic Income Fund (“RESQ SI”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to RESQ DA and RESQ SI and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Board noted that RESQ was founded in 2013. The Board reviewed the background of the Adviser’s key investment personnel responsible for servicing the Funds and noted that the team had considerable financial industry experience including managing separately management account assets for an affiliated firm. The Board noted that the Adviser’s investment process entailed researching price movement of securities in relation to each other and identifying trends in high and low risk periods. The Board acknowledged that the Adviser mitigated each Fund’s investment risks by monitoring its models daily and comparing them with peers and benchmarks, performing assessments of technical trends and completing liquidity-based reviews of the market. The Board noted that the Adviser monitored compliance with each Fund’s investment limitations using pre-trade and post-trade checklists and that these limitations had also been built into the Adviser’s algorithm models. The Board acknowledged that the Adviser evaluated relevant qualitative service and costs factors with regard to maintaining best execution practices and selecting broker-dealers. The Board noted that the Adviser experienced no material compliance or litigation issues since the previous Advisory Agreement approval. The Board appreciated the Adviser’s discipline in maintaining, updating and applying its mathematical algorithms to the Fund’s strategies, and removing emotion from the decision making process. The Board concluded that the Adviser should continue to provide quality service to the Funds and shareholders and should be retained.

Performance.

RESQ DA – The Board reviewed performance of RESQ DA, noting that over the one-year, two-year and since-inception periods, the Fund had underperformed its benchmarks, the S&P 500 Index and the MSCI AC World Index, the peer group and the Morningstar Tactical Allocation category. The Board noted further that while the S&P 500 Index did not match the Fund’s stated “go anywhere” strategy mandate, the Fund had significantly underperformed the S&P 500 Index in all periods. The Board acknowledged that the underperformance over the one-year period was the result of market volatility, which caused the Adviser’s technical models to produce bear signals and defensive moves only to have the market recover rapidly in V-shaped whipsaws. The Board considered recent improvements to the Fund’s performance, as evidence that the Adviser’s adjustments to the models should allow the Fund to better respond to volatility. The Board concluded that the Adviser should be given the opportunity to work through a full market cycle to fully assess the efficacy of the modifications.

RESQ SI – The Board reviewed performance of RESQ SI, noting that over the one-year, two-year and since-inception periods, the Fund had underperformed its benchmark, the Barclay AGG Bond Index, peer group and Morningstar Allocation 30%-50% Equity category. The Board acknowledged that the underperformance was the result of market volatility in the equities markets and dividend paying securities that caused multiple risk on/risk off scenarios. The Board considered the Adviser’s recent addition of more signal providers to respond better and faster to market whipsaws. The Board concluded that the Adviser should be retained to work through a full market cycle and fully assess the benefits of the additional signals.

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Fees and Expenses.

RESQ DA – The Board noted RESQ’s advisory fee of 1.45%. The Board acknowledged that the Adviser had agreed to lower this rate from 1.77% in February 2016, but found that this was still greater than the fees of its peer group and Morningstar category. The Board further noted that the Fund’s expense ratio of 2.15% was higher than those of both its peer group and Morningstar category. The Board considered the Adviser’s explanation that the costs of maintaining its quantitative models warranted a higher advisory fee. While the Board noted that this explanation alone was insufficient, after considering all factors, the Board concluded that the advisory fee was not unreasonable.

RESQ SI – The Board noted that the Adviser charged an advisory fee of 1.45%, a reduction from 1.77% before February 2016. The Board observed that this fee was still greater than those of its peer group and Morningstar category, but now within the range of both. The Board further noted that the Fund’s expense ratio of 2.22% was significantly greater than those of its peer group and Morningstar category. The Board considered the Adviser’s explanation that the costs of maintaining its quantitative models warranted a higher fee. The Board agreed that this rationale alone was insufficient by itself to form the basis of the approval of the Advisory Agreement. However, after further discussion of all relevant factors, the Board concluded that the advisory fee was not unreasonable.

Economies of Scale.

The Board discussed the size of the Funds and their prospects for growth and noted the Adviser anticipated very modest growth in assets, concluding that neither Fund had yet achieved meaningful economies justifying breakpoints. However, the representatives from the Adviser agreed that, as the Funds grow and the Adviser achieves economies of scale, the Adviser would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Board reviewed a profitability analysis in connection with the Adviser’s advisory relationship with each Fund, noting that the Adviser realized a very modest profit both in terms of dollar amount and percentage of revenue. The Board concluded that it was satisfied that Adviser’s profitability level associated with its relationship with each Fund was not excessive.

Conclusion.

Having requested and received such information from the Advisers the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA (2008-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014); President, Celeritas Rail Consulting (since 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v2

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-2526.

9/30/17-NLFT III-v2

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-2526 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-940-2526.

INVESTMENT ADVISOR
RESQ Investment Partners, LLC
9383 E. Bahia Drive, Suite 120
Scottsdale, Arizona 85260

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2015:	$13,000	$13,000
2016:	$13,500	$13,500
2017:	$13,500	$13,500

(b)	Audit-Related Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2015:	None	None
2016:	None	None
2017:	None	None

(c)	Tax Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2015:	$2,500	$2,500
2016:	$2,500	$2,500
2017:	$3,000	$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	RESQ Dynamic Allocation Fund	RESQ Strategic Income Fund
2015:	None	None
2016:	None	None
2017:	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
RESQ Dynamic Allocation Fund
	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

RESQ Strategic Income Fund
	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

2016 - $2,500

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/4/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/4/17